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                                                                                                                       EXHIBIT 10.37

====================================================================================================================================

-------------------------------------------------------
       LESSOR
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Media Capital Associates, LLC
6991 E. Camelback Rd. Ste. D-202
Scottsdale, AZ  85251
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-------------------------------------------------------                    ---------------------------------------------------------
       FULL LEGAL NAME AND ADDRESS OF LESSEE                                          SUPPLIER OF EQUIPMENT AND ADDRESS
-------------------------------------------------------                    ---------------------------------------------------------
Interactive Telesis, Inc.                                                          Dell Direct Sales LP
535 Encinitas #116                                                                 Dept 0680 PO Box 120001,
Encinitas  CA   92024                                                              Dallas, TX 75312-0680
-------------------------------------------------------                    ---------------------------------------------------------

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 QUANTITY                                        EQUIPMENT DESCRIPTION AND IDENTIFICATION
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                           SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF.



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LEASE TERM                AMOUNT OF EACH PAYMENT          ADVANCE PAYMENT RECEIPTED APPLY TO FIRST               SECURITY DEPOSIT
(IN MONTHS)            (PLUS APPLICABLE SALES TAX)                  AND LAST 0 PAYMENTS
                                                              (INCLUSIVE OF APPLICABLE TAXES)
   36                           $1,055.43                                $1,137.23                                  $1,055.43
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EQUIPMENT
LOCATION (IF    STREET ADDRESS     535 Encinitas #116
DIFFERENT
FROM ABOVE)     CITY   Encinitas             COUNTY                         STATE    CA                   ZIP   92024
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                                                   TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by
Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. LESSEE
ACKNOWLEDGES AND AGREES BY HIS SIGNATURE BELOW AS FOLLOWS:

(a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR
SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE
EQUIPMENT;

(b) LESSEE HAS FULLY INSPECTED THE EQUIPMENT WHICH IT HAS REQUESTED LESSOR TO ACQUIRE AND LEASE TO LESSEE, AND THE EQUIPMENT IS IN
GOOD CONDITION AND TO LESSEE'S COMPLETE SATISFACTION;

(c) LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS;

(d) LESSEE SPECIFICALLY ACKNOWLEDGES THAT THE EQUIPMENT IS LEASED TO LESSEE SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES AND NOT FOR
PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES;

(e) IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS
UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, LESSEE'S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR
MANUFACTURER OF THE EQUIPMENT AND NOT AGAINST LESSOR;

(f) PROVIDED LESSEE IS NOT IN DEFAULT UNDER THIS LEASE, LESSOR ASSIGNS TO LESSEE ANY WARRANTIES MADE BY THE SUPPLIER OR THE
MANUFACTURER OF THE EQUIPMENT;

(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE
LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

                                                                                                                  ------------------
                                                                                                         INITIALS
                           THE PARTIES HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THE FOREGOING PARAGRAPH
                                                                                                                  ------------------

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment. Lessee is advised that it may have rights under the contract evidencing the Lessor's purchase of the
Equipment from the supplier chosen by Lessee and that Lessee should contact the supplier of the Equipment for a description of any such rights.

5. ASSIGNMENT BY LESSEE PROHIBITED. Without Lessor's prior written consent, Lessee shall not assign this Lease or sublease the
Equipment or any interest therein, or pledge or transfer this Lease, or otherwise dispose of the Equipment covered hereby.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any
Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this
Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee
acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the State of Arizona and shall be interpreted in accordance with the laws and regulations of the
State of Arizona. Lessee agrees to jurisdiction in the State of Arizona in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the State of Arizona by entering into this Lease. In the event of any legal action with regard to this Lease or the Equipment covered hereby, Lessee agrees that venue may be laid in Maricopa County,
State of Arizona.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN
AGENT OF LESSOR. NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER
ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR
ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM
LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.


LESSEE:  INTERACTIVE TELESIS, INC.                                            LESSOR:  MEDIA CAPITAL ASSOCIATES, LLC

By:    /s/ DONALD E. CAMERON                                                  By:
       --------------------------------------------                                  -----------------------------------------------
Title:      President                                                         Title:
       --------------------------------------------                                  -----------------------------------------------
Date:       6-22-00                                                           Date:
       ---------------------------------------------                                 -----------------------------------------------
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                               EQUIPMENT SCHEDULE

THIS SCHEDULE is attached hereto and made part of that certain Equipment Lease Agreement, number, ("Lease") between Media Capital Associates, L.L.C., as Lessor, and Interactive Telesis, Inc., as Lessee.

     DELL POWEREDGE 2450 BASE, P3, 733MHZ, PROCESSOR W/256K CACHE
2    2EACH POWER SUPPLIES, 330W, 2U, DOMESTIC, REDUNDANT FOR DELL POWEREDGE 2450
2    QUIETKEY KEYBOARD, 104 KEY, 6PIN
2    RACK CABLE MANAGEMENT ARM FOR DELL POWEREDGE 2450, 2U, WATT
2    DELL POWEREDGE 2450, 733MHZ, 256K, SECOND PROCESSOR,
2    1GB SDRAM, 133MHZ, 4X 256MB DIMMS, FOR DELL POWEREDGE 2400
2    COMPACT DISK DRIVE, 680M, IDE, INTERNAL, NO CONTROLLER/NO CABLES, BLACK
     FOR DELL PE2450
2    MONITOR OPTION-NONE
2    HARD DRIVE CONFIGURATION #18, MSMR1/N, FOR DELL POWEREDGE 2450
2    1.44MB, 3.5, FLOPPY DRIVE, FOR DELL POWEREDGE SERVERS
2    9GB U160M SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
2    9GB U160M SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
2    18GB U160M SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
2    18GB U160M SCSI SMART HARD DRIVE, 1", 10000RPM, FOR DELL POWEREDGE 2450
2    EMBEDDED RAID W/SOFTWARE FOR POWEREDGE 2450 FACTORY INSTALL
2    2 INTEL PRO 100 PLUS NETWORK INTERFACE CARDS, FOR DELL POWEREDGE
2    PORT REPLICATOR, INSPIRON 7500
2    INSPIRON 7500, 700MHZ, PENTIUM III WITH SPEEDSTE, 15" + SXGA
2    NYLON CASE, 15.4 INSPIRON 7500 5000
2    512MB, SDRAM, 2DIMM, INSPIRON
2    56K, INTERNAL MODEM V.90US INSPIRON 7500
2    8X DVD FLOPPY DRIVB COMBO, INSPIRON
2    2X AGP 8MB ATI RAGE, MOBILITY (TM TRADEMARK) - P 3D VIDEO
2    30GB HARD DRIVE, INSPIRON 7500
2 NORTON ANTIVIRUS 2000, VERSION 5.0 WITH CD & DOCUMENTATION ENGLISH SOFTWARE, WINDOWS 2000 PRO, INSPIRON ENGLISH
     DECODING, SOFTWARE FOR DIGITAL VIDEO/VERSATILE DISK, INSPIRON
2    3COM, 10/100, PC CARD, VERSION 2.6, INSPIRON
2    MS OFFICE, PRO 2000, CD WITH DOC US ENGLISH, INSPIRON, OEM PACKAGE
2    MS OFFICE INTERNET EXPLORER 5.0 FOR OFFICE 2K APPS ONLY, US ENGLISH
2    MS BOOKSHELF 2000, CD & DOCS, ENGLISH

and any duplicate parts, extras, replacements, substitutions, additions, mechanisms and devices related thereto or used in connection therewith, now attached to or delivered with the designated equipment that may at any time hereafter be obtained from the Lessor or be added thereto by or with the consent of the Lessor.

This schedule is hereby verified as correct and the undersigned Lessee acknowledges receipt of a copy.

The parties intend and agree that a carbon copy, photocopy, or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence" rules.

Lessee: Interactive Telesis, Inc.        Lessor: Media Capital Associates, LLC

By:     /s/ DONALD E. CAMERON            By:
        ---------------------------              ----------------------------
        Donald E. Cameron

Title:           President               Title:
        ---------------------------              ----------------------------

Date:   6-22-00                          Date:
        ---------------------------              ----------------------------

LESSEE IS HEREBY INSTRUCTED TO CONTACT THE SUPPLIER REFERENCED ON THE FIRST PAGE OF THE LEASE FOR A DESCRIPTION OF ANY RIGHT'S LESSEE MAY HAVE UNDER A SUPPLY CONTRACT COVERING THE EQUIPMENT.


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                            EQUIPMENT LEASE GUARANTY

This Guaranty Agreement made and entered into this ___ day of __________, 2000 by DONALD E. CAMERON (hereinafter referred to collectively as "Guarantor"), in favor of Media Capital Associates, LLC (hereinafter referred to as "Lessor").

WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with INTERACTIVE TELESIS, INC. (hereinafter collectively "Lessee"); and,

WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guarantor in entering into the Lease.

NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or any way limiting or lessening the liability of Guarantor under this Guaranty.

If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially otherwise interested in Lessee, and, if married, their marital communities are so interested.

This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representative and shall inure to the benefit of any successors or assigns of Lessor.

This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 22 day of June, 2000.

GUARANTOR:                                  GUARANTOR:

Donald E. Cameron
---------------------------------           ---------------------------------
Name                                        Name

1109 Sycamoreview Drive
------------------------------------        ------------------------------------
Address                                     Address

Encinitas           CA     92024
------------------------------------        ------------------------------------
City                State  Zip              City                State  Zip

/s/ DONALD E. CAMERON     Individual                                  Individual
------------------------------------        ------------------------------------
By                                          By
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LEASE NUMBER:


                         ACKNOWLEDGEMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE


Lessee hereby acknowledges that the Equipment has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.


DATE OF ACCEPTANCE: 6-22-00

LESSEE: INTERACTIVE TELESIS, INC.


By:        /s/ DONALD E. CAMERON
          ---------------------------------
          Donald E. Cameron

Title:    President
          ---------------------------------


I hereby authorize William R. Adams, CFO, to orally verify the acceptance of the leased equipment in my absence.


THIS DOCUMENT HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. DO NOT SIGN THIS DOCUMENT UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT.

                   [MEDIA CAPITAL ASSOCIATES, LLC LETTERHEAD]


               INSURANCE INFORMATION

INSURED:       Interactive Telesis, Inc.
               535 Encinitas #116,
               Encinitas, CA 92024

TO:            INS. CO. NAME:  HOBBS GROUP, LLC
                             -----------------------------
               INS. CO. ADD:   4365 Executive Dr.
                             -----------------------------
                               Suite 1400
                               SAN DIEGO, CA 92121
                             -----------------------------
               PHONE:          (856) 535-1800    CONTACT: Gary Peterson, Sr., VP
                             ------------------           ----------------------

Dear Sirs:

We have entered into a lease agreement with Media Capital Associates, LLC which has been assigned to Advanta Business Services 1020 Laurel Oak Road, P O Box 1228, Voorhees NJ 08043, for the equipment shown below. The equipment locations is:

               535 Encinitas #116,
               Encinitas, CA 92024


This is a net lease and we are responsible for the invoice cost. Please see that we have immediate coverage and notify Advanta Business Services at once in the form of a copy of the insurance policy or a Certificate of Insurance. If the latter is sent, please include therein the standard 10 day notice of cancellation clause.

PHYSICAL DAMAGE: Insurance is to be provided for fire, extended coverage, vandalism and malicious mischief for the full value of the equipment. Advanta Business Services is to be named as LOSS PAYEE, AS ITS INTERESTS MAY APPEAR.

LIABILITY: Coverage should be written with minimum limits of $500,000/500,000 for BODILY INJURY and $250,000 property damage. Advanta Business Services is to be named as ADDITIONAL INSURED.

EQUIPMENT TO BE INSURED:                COST: $30,734.84

Quantity            Description
--------------------------------------------------------------------------------

EQUIPMENT AS DESCRIBED ON THE SCHEDULE 'A' ATTACHED HERETO AND MADE A PART
HEREOF.

Truly Yours,

Lessee: Interactive Telesis, Inc.

/s/ DONALD E. CAMERON
-----------------------------
Donald E. Cameron, President